SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 28, 2007



                            AMB Financial Corporation
                           --------------------------
             (Exact name of registrant as specified in its charter)


         Federal                            0-23182              35-1905382
         -------                            -------              ----------
(State or other jurisdiction)       (Commission File No.)      (I.R.S. Employer
        of incorporation)                                    Identification No.)


Address of principal executive offices:  8230 Hohman Avenue, Munster, IN 46321
                                         -------------------------------------

Registrant's telephone number, including area code:  (219) 836-5870
                                                     ---------------

                                 Not Applicable
          (Former name or former address if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02.  Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers.
            ----------------------------------

     On February 28, 2007, Mr. Thomas Corsiglia was appointed to the boards of directors of AMB Financial Corporation (the "Company") and its wholly owned subsidiary, American Savings, FSB (the "Bank"). The Company and the Bank
anticipate that Mr. Corsiglia will serve on the Compensation and Governance/Nominating Committees. Mr. Corsiglia will serve on the boards of directors until the Company's annual meeting where he will be nominated for a three-year term.

     There are no arrangements or understandings between Mr. Corsiglia and any other person pursuant to which either of them became a director. Mr. Corsiglia is not a party to any transaction with the Company or the Bank that would require disclosure under Item 404 of Securities and Exchange Commission Regulation S-K.

     Mr. Corsiglia is President and CEO of Hyre Electric Co. of Indiana, Inc. He serves on the Board of Dirictors for the Northwest Indiana National Electrical Contractors Association (NECA,) and he is a trustee for the NECA and IBEW Local #697 pension, health and money purchase trusts. Mr. Corsiglia volunteers his time for a variety of charitable organizations in the community. He is a graduate of Purdue University Lafayette where he received scholastic honors.



Item 9.01.  Financial Statements and Exhibits.

      (a)         Not Applicable.

      (b)         Not Applicable.

      (c)         Not Applicable.

      (d)         Not Applicable.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       AMB FINANCIAL CORPORATION


DATE:  March 2, 2007                   By: /s/ Clement B. Knapp, Jr.
                                           --------------------------
                                           Clement B. Knapp Jr.
                                           President and Chief Executive Officer